Vanguard Balanced Index Fund

Supplement to the Prospectus and Summary Prospectus Dated
April 29, 2015

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Managers

Christine D. Franquin, Principal of Vanguard. She has managed the stock portion of the Fund since 2013.

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the bond portion of the Fund since 2013.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has co-managed the bond portion of the Fund since July 2015.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

The managers primarily responsible for the day-to-day management of the Fund are:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has managed the stock portion of the Fund since 2013. Education: B.A., Universitaire Faculteiten Sint-Ignatius Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

(over, please)

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has co-managed the bond portion of the Fund since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2008, has managed investment portfolios since 2015, and has co-managed the bond portion of the Fund since July 2015. Education: B.S., West Chester University; M.B.A., Drexel University’s LeBow College of Business.

CFA® is a registered trademark owned by CFA Institute.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 002 072015

Vanguard Valley Forge Funds

Supplement to the Statement of Additional Information Dated April 29, 2015

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following replaces similar text under the heading “1. Other Accounts Managed” on page B-47:

Joshua C. Barrickman and Christopher E. Wrazen co-manage the bond portion of Vanguard Balanced Index Fund; as of June 30, 2015, the Fund held assets of $26 billion. As of December 31, 2014, Mr. Barrickman also managed 5 other registered investment companies with total assets of $109 billion and co-managed all or a portion of 12 other registered investment companies with total assets of $230 billion (none of which had advisory fees based on account performance).

Within the same section, the following text is added under the heading “4. Ownership of Securities” beginning on page B-48: As of June 30, 2015, Mr. Wrazen did not own any shares of Vanguard Balanced Index Fund.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 02A 072015